Exhibit 10.6

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement (“Agreement”) is entered into as of February 26, 2019, by and between (i) COLISEUM CAPITAL PARTNERS, L.P. (“CCP”), BLACKWELL PARTNERS LLC – SERIES A (“Blackwell”) and COLISEUM CO-INVEST DEBT FUND, L.P. (“CCDF” and, together with CCP and Blackwell, collectively “Coliseum” or “Lender”) and DELAWARE TRUST COMPANY as collateral agent on behalf of Lender (in such capacity, the “Collateral Agent”), and (ii) PURPLE INNOVATION, INC., a Delaware corporation, (“Parent Grantor”) and (iii) PURPLE INNOVATION, LLC, a Delaware limited liability company (“Borrower Grantor” and, together with Parent Grantor, the “Grantors” and each, a “Grantor”).

RECITALS

A. Parent Grantor has executed and delivered a certain Guaranty, dated as of the date hereof, of the obligations and liabilities of Borrower Grantor to Lender (as may be amended, restated or otherwise modified from time to time, the “Guaranty”). Lender has agreed to lend money to Borrower Grantor, pursuant to that certain Amended and Restated Credit Agreement by and between Borrower Grantor and Lender, dated as of the date hereof (as may be amended, restated, or otherwise modified from time to time, the “Credit Agreement”), but only upon the condition that Parent Grantor shall grant to Lender a security interest in its Intellectual Property constituting Collateral (collectively, the “Intellectual Property Collateral”) to secure the obligations of Parent Grantor to Lender.

B. Borrower Grantor has executed and delivered the Credit Agreement, but only upon the condition that Borrower Grantor shall grant to Lender a security interest in its Intellectual Property Collateral to secure the obligations of Borrower Grantor to Lender.

C. Pursuant to the terms of the Credit Agreement, each Grantor has granted to the Collateral Agent, on behalf of Lender, a security interest in all of such Grantor’s right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral. Capitalized terms used but not otherwise defined herein shall have the meanings given them under the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of the Obligations, each Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

1. Grant of Security Interest. To secure the Obligations, each Grantor grants and pledges to the Collateral Agent, on behalf of Lender, a security interest in all of such Grantor’s right, title and interest in, to and under the Intellectual Property Collateral, including, without limitation, the following:

(a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the “Copyrights”);

(b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

(c) Any and all design rights that may be available to such Grantor now or hereafter existing, created, acquired or held;

(d) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the “Patents”);

(e) Any trademark and service mark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of such Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the “Trademarks”);

(f) All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, including, without limitation those set forth on Exhibit D attached hereto (collectively, the “Mask Works”);

(g) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(h) All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights;

(i) All amendments, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

(j) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

Notwithstanding the foregoing, the Intellectual Property Collateral does not include (a) U.S. intent-to-use trademark application or “intent-to-use” service mark application before the filing of a “Statement of Use” or an “Amendment to Allege Use” with respect thereto with the United States Patent and Trademark Office, to the extent that and during the period in which the grant of a security interest therein would impair the validity or enforceability of, or render void or voidable or result in the cancellation of any of any Grantor’s right, title, or interest therein of any such trademark or service mark application under applicable federal law and (b) rights held under a permit, license or contract that are not assignable by their terms without the consent of the licensor, issuer or contract counterparty thereof (but only to the extent such restriction on assignment is enforceable under Applicable Law, and upon the termination of such restriction, such rights shall immediately become Collateral without any action by Borrower, Lender or the Collateral Agent, on behalf of Lender).

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2. Recordation. Each Grantor authorizes the Commissioner for Patents, the Commissioner for Trademarks and the Register of Copyrights and any other government officials to record and register this Agreement upon request by Lender, or Collateral Agent, on behalf of Lender.

3. Loan Documents. This Agreement has been entered into pursuant to and in conjunction with the Credit Agreement, which is hereby incorporated by reference. The provisions of the Credit Agreement shall supersede and control over any conflicting or inconsistent provision herein. The rights and remedies of Lender, or Collateral Agent on behalf of Lender, with respect to the Intellectual Property Collateral are as provided by the Credit Agreement and related documents, and nothing in this Agreement shall be deemed to limit such rights and remedies.

4. Execution in Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Agreement.

5. Successors and Assigns. This Agreement will be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns.

6. Governing Law. This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the United States and the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).

[Signature page follows]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTORS:

PURPLE INNOVATION, INC.

By:	/s/ Joseph B. Megibow
Name:	Joseph B. Megibow
Title:	Chief Executive Officer

PURPLE INNOVATION, LLC

By:	/s/ Joseph B. Megibow
Name:	Joseph B. Megibow
Title:	Chief Executive Officer

[Signature Page to Intellectual Property Security Agreement]

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LENDER:

COLISEUM CAPITAL PARTNERS, L.P.
By: Coliseum Capital, LLC, its general partner

By:	/s/ Chris Shackelton
Name:	Chris Shackelton
Title:	Manager

BLACKWELL PARTNERS LLC – SERIES A
By: Coliseum Capital Management, LLC, its attorney-in-fact

By:	/s/ Chris Shackelton
Name:	Chris Shackelton
Title:	Managing Partner

COLISEUM CO-INVEST DEBT FUND, L.P.
By: Coliseum Capital, LLC, its general partner

By:	/s/ Chris Shackelton
Name:	Chris Shackelton
Title:	Manager

COLLATERAL AGENT:

DELAWARE TRUST COMPANY

By:	/s/ Alan R. Halpern
Name:	Alan R. Halpern
Title:	Vice President

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